                                                                  EXHIBIT 10.86

                                                                      EXHIBIT C


                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of November 7, 1996, by and among American Biomed, Inc., a Delaware corporation (the "COMPANY") and the subscribers (the "SUBSCRIBERS") to the Company's offering of up to 2,500 units (the "UNITS"), each Unit consisting of
(i) one (1) share of 1996 Series B Convertible Preferred Stock (the "PREFERRED SHARES") and (ii) one (1) warrant (the "WARRANT") to purchase one (1) share of the Company=s common stock, $.001 par value per share (the "COMMON STOCK") pursuant to the Securities Purchase Agreement between the Company and the Subscribers of even date herewith (the "SUBSCRIPTION AGREEMENT").

1.       DEFINITIONS.  For purposes of this Agreement:

         (a) The term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "SECURITIES ACT") and, to the extent possible, in compliance with Rule 415 under the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

         (b) The term "REGISTRABLE SECURITIES" means the Common Stock or other securities issuable or issued (i) upon conversion of the Preferred Shares and exercise of the Warrants and (ii) in exchange for or as a dividend or distribution on the Common Stock referred to in clause (i) hereof; provided, however, that, notwithstanding the foregoing, the term Registrable Securities does not include securities that at the time the determination is being made, in the written opinion of the Company=s counsel (in form, substance and scope reasonably acceptable to the Holders), may be immediately sold or transferred in the United States by the Holder thereof without registration under the Securities Act free of any restrictive legend.

         (c) The term "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Shares and exercise of the Warrants at the time of such determination; and

         (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof.

2.       DEMAND REGISTRATION.

         (a) At any time beginning after the end of the Restricted Period (as defined in the Subscription Agreement), the Holders of Registrable Securities of at least twenty percent (20%) of


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the Registrable Securities then outstanding may notify the Company in writing that they demand that the Company file a registration statement under the Securities Act covering the registration of all of the Registrable Securities. Upon receipt of such notice, the Company shall, within ten (10) days, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2(b), effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request, by notice given to the Company within ten (10) days of receipt of the Company's notice, to be registered as expeditiously as reasonably possible after the mailing of such notice by the Company (a "DEMAND REGISTRATION").

         (b) If the Holders initiating the registration request hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in subsection 2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, and reasonably acceptable to the Company.

         (c) The Company is obligated to effect only three (3) demand registrations pursuant to Section 2 of this Agreement. The Company agrees to include all Registrable Securities held by all Holders requesting inclusion in such Registration Statement without cutback or reduction. In the event the Company is unable to fulfill its obligation of the preceding sentence with respect to any registration, such registration shall not be counted as a Demand Registration under this Agreement.

3. PIGGYBACK REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities for cash (other than a registration on Form S-8 or on Form S-4), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given by fax within ten (10) days after the mailing of such notice by the Company, which request shall state the intended method of disposition of such shares of such Holder, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered (a "PIGGYBACK REGISTRATION").



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4.       LIMITATION ON OBLIGATION TO REGISTER.

         (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of (i) all Registrable Securities proposed to be included by the Holders pursuant to Section 3 hereof and (ii) all other securities of the Company proposed to be included in such registration statement for the account of persons other than the Company would interfere with the successful marketing of the securities proposed to be registered by the Company, then Registrable Securities may be excluded from such registration statement only to the extent that the underwriter shall require. Any such exclusion of Registrable Securities shall be pro-rata among the Holders who had requested Piggyback Registration and the persons (the "OTHER HOLDERS") entitled to include securities in such registration statement pursuant to registration rights in existence as of the date hereof (such securities held by Other Holders being hereinafter referred to as "OTHER SECURITIES"), in the proportion that the number of Registrable Securities or Other Securities which each such Holder or Other Holder seeks to register bears to the total number of Registrable Securities and Other Securities sought to be included by all Holders and Other Holders; provided, however, that Registrable Securities may be excluded from such registration statement only to the extent that the Company has first excluded all outstanding securities held by persons who are not entitled to inclusion of such securities in such registration statement or are not entitled to inclusion on a pro-rata basis with the Registrable Securities; provided, further, however, that the Company shall exclude all of the Registrable Securities from such registration statement before any Other Securities entitled to be included in such registration statement pursuant to the terms of that certain Registration Rights Agreement, dated as of July 25, 1996, by and among the Company and the other signatories thereto are excluded from such registration statement.

         (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any Demand Registration or Piggyback Registration or (ii) after effectiveness, to suspend effectiveness of any such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice of counsel to the Company, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of the existence of material non-public information (financial or otherwise) concerning the Company, disclosure of which at the time is not, in the opinion of the board of directors of the Company upon the advice of counsel (A) otherwise required and (B) in the best interests of the Company; provided, however, that the Company will not delay or suspend effectiveness of such registration for more than three (3) months from the date of the demand, unless it is then engaged in an acquisition or financing that would make such registration impracticable, in which case it will use its best efforts to eliminate such impracticability as soon as possible.

         (c) Notwithstanding anything to the contrary contained herein, if the shares of Common Stock referred to in Section 1(b) above, in the written opinion of Company=s counsel (in form, substance and scope reasonably acceptable to the Holders), may be immediately sold or transferred


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in the United States by the Holder thereof without registration free of any restrictive legend, no registration in respect thereof need be effected by the Company hereunder.

5. OBLIGATIONS TO INCREASE AVAILABLE SHARES. In the event that the number of shares available under a registration statement filed pursuant to Section 2 is insufficient to cover all of the Registrable Securities requested to be included therein (which request may be for all Registrable Securities issuable at any time upon conversion of the Preferred Shares or exercise of the Warrants) the Company shall amend that registration statement, or file a new registration statement, or both, so as to cover all shares of Registrable Securities requested to be included therein. The Company shall effect such amendment or new registration within sixty (60) days of the date the registration statement filed under Section 2 is insufficient to cover all the shares of Registrable Securities then outstanding. Any Registration Statement filed hereunder shall, to the extent permissible by the Rules of the Securities and Exchange Commission, state that, in accordance with Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate numbers of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares to prevent dilution resulting from stock changes or by reason of changes in the conversion price in accordance with the terms thereof.

6. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Securities and Exchange Commission (the ASEC@) a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep the registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (c) With respect to any Demand Registration, use best efforts to keep such registration statement effective until the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement.

         (d) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement,

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provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         (i) If requested by any Holder, promptly include in any Registration Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holder may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the Registrable Securities, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such prospectus supplement or post-effective amendment;

         (j) Make available at reasonable times for inspection by the Holders and any attorney or accountant retained by such Holders, all pertinent financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto


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subsequent to the filing thereof and prior to its effectiveness; provided, that, any person to whom information is provided under this clause (j) agrees in writing to maintain the confidentiality of such information to the extent such information is not in the public domain; and

         (k) Have stop orders lifted as soon as practicable.

7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act.

8. EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and including the reasonable fees and disbursements incurred of only one counsel for the selling Holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders who had requested such registration shall bear such expenses prorated, based on the number of shares included in the Registration Statement); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.

9. EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto (and including the reasonable fees and disbursements incurred of only one counsel for the selling Holders selected by them), but excluding underwriting discounts and commissions relating to Registrable Securities.

10. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each "HOLDER INDEMNIFIED PERSON" (defined for purposes of this Section 10 as each Holder, the stockholders, parties, employees, agents, officers and directors of each Holder acting in their capacity as such, any underwriter (as defined in the Securities Act) for such Holder and each person,


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if any, who controls such Holder or underwriter within the meaning of the
Securities Act or the Exchange Act, against any losses, claims, damages, expenses, or liabilities (joint or several) ("LOSSES") to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder Indemnified Person for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss or action to the extent that it arises out of or is based upon a Violation which occurs (i) in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder Indemnified Person, or
(ii) the failure of such Holder Indemnified Person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company or underwriters has furnished such person with a sufficient number of copies of the same.

         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the "COMPANY INDEMNIFIED PERSONS" (defined for the purpose of this Section 10 as the Company, each of its directors in their capacity as such, each of its officers who have signed the registration statement in their capacity as such, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities in such registration statement), against any Losses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such Company Indemnified Person in connection with investigating or defending any such Losses or action; provided, however, that the indemnity agreement contained in this subsection 10(b) shall not apply to amounts paid in settlement of any such Losses or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, however, that, in no event shall any indemnity under this subsection 10(b) exceed the net proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if



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a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party written notice to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

         (d) To the extent any indemnification by an indemnifying party pursuant to this Section 10 is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the fullest extent permitted by law in such proportion as is appropriate to reflect the relative fault of such indemnifying party determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party and such indemnifying party=s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 10, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities.

         (e) The  obligations of the Company and Holders under this Section
10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

11. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;



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         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

12. AMENDMENT OF REGISTRATION RIGHTS. Any provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Preferred Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder, and the Company.

13. NOTICES. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company, Attn: President, American BioMed, Inc., 10077 Grogan=s Mill Road, suite 100, The Woodlands, Texas 77380, Telecopy No.
(713)-367-3212 and (ii) each Holder at the last address as the party shall have furnished in writing as a new address to be entered on such register. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

14.       TERMINATION. This Agreement shall terminate on the later to occur of
(a) the date that is three years from the date of this Agreement and (b) the date any distribution of Registrable Securities described in a registration statement filed pursuant to this Agreement is completed; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination or (ii) other indemnification obligations under this Agreement.

15. ASSIGNMENT. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders and the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Demand Registration or Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all


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or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Securities Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the County of Kent in the State of Delaware.





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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                            AMERICAN BIOMED, INC.


                                            By:
                                               --------------------------------
                                               President


                                            SUBSCRIBER


                                            -----------------------------------
                                            Subscriber's Name


                                            By:
                                               --------------------------------
                                               (Signature)


                                            Address:
                                                    ---------------------------

                                                    ---------------------------


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